EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 8, 2007, by and among Crimson Exploration Inc., a Delaware corporation (the “Company”) and EXCO Resources, Inc., a Texas corporation (the “Initial_Holder”).

Section 1.     Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall have the meaning set forth in the preamble hereto.

“Common Equity Securities” shall mean all interests hereafter authorized of any class or series of common equity interests of the Company, which interests have the right (subject to the rights of any class or series of preferred interest or other preferred equity interests of the Company) to participate in the distribution of the assets and earnings of the Company without limit as to per share (or other denomination) amount, including but not limited to, the Common Stock.

“Common Stock” shall mean shares of common stock, $0.001 par value per share, of the Company.

“Company” shall have the meaning set forth in the preamble hereto.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Holders” shall mean the Initial Holder and any other Person that acquires Registrable Securities as a Permitted Transferee pursuant to Section 11(c) hereof. Each Holder shall be reflected by name in Annex A hereto.

“Indemnified party” and “indemnifying party” shall have the respective meanings set forth in Section 7(c) hereof.

“Initial Holder” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 7(a) hereof.

“Permitted Transferee” shall have the meaning set forth in Section 11(c) hereof.

“Person” shall mean any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning set forth in Section 2(a) hereof.

“Piggyback Registration” shall have the meaning as set forth in Section 2(a) hereof.

“Proceeding” shall mean an action, claim, suit, arbitration or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including, without limitation, post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” shall mean (a) all interests or other denominations of Common Equity Securities of the Company held by the Initial Holder on the date hereof (including, without limitation, any Common Equity Securities issued or distributed by way of dividend, split or other distribution in respect of such securities or other denominations of Common Equity Securities) and, subject to the next succeeding sentence and Section 11(c) hereof, any successor or assign of such interests, and (b) the interests or other denominations of Common Equity Securities acquired by the Initial Holder after the date hereof and, subject to the next succeeding sentence and Section 11(c) hereof, any successor or assign of such interests. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144, (iii) they cease to be outstanding, (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities in accordance with this Agreement, (v) they become eligible for resale pursuant to Rule 144(k) (or any similar rule then in effect under the Securities Act) and the Holder of such securities does not then beneficially own more than 2% of such class of securities or (vi) they become eligible for resale pursuant to Rule 144 (or any similar rule then in effect under the Securities Act) and the Holder of such securities does not then beneficially own more than 1% of such class of securities. No Registrable Securities may be registered under more than one Registration Statement at any one time.

“Registration Statement” shall mean any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including, without limitation, the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

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“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” shall mean the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Underwritten registration or underwritten offering” shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

Section 2.	Piggyback Registration.

(a)          Right to Piggyback. If, on and after the date of this Agreement, the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Equity Securities, whether or not for the Company’s own account (other than (i) a registration statement on Form S-4, Form S-8 or any successor forms thereto or (ii) a registration statement filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), then, each such time, the Company shall give prompt written notice of such proposed filing at least twenty (20) days before the anticipated filing date (the “Piggyback Notice”) to all of the Holders of Registrable Securities. The Piggyback Notice shall offer such Holders the opportunity to include in such registration statement the number of Registrable Securities as each such Holder may request (a “Piggyback Registration”). Subject to Section 2(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the Piggyback Notice has been given to the applicable Holder. Each Holder agrees to keep the contents of any non-public registration statement confidential until such registration statement is filed. The Holders of Registrable Securities exercising their rights under this Section 2(a) shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the business day immediately preceding the effective date of such Piggyback Registration. The Company shall not be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration beyond the earlier to occur of (i) 180 days after the effective date thereof and (ii) consummation of the distribution by the Holders of the Registrable Securities included in such Registration Statement. If at any time after giving written notice of its intentions to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of all of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (x) in the case of a determination not to register, the Company shall be relieved of any obligation to register any Registrable Securities in connection with such registration and (y) in the case of a determination to delay such registration, the Company shall be permitted to delay the registration of any Registrable Securities for the same period as the delay in such other securities.

(b)          Priority on Piggyback Registrations. The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed

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underwritten offering to permit Holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any other equity interests in the Company, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Company in writing (a “Cutback Notice”) that in its or their view the total number or dollar amount of Common Equity Securities that the Holders, the Company and any other Persons having rights to participate in such registration, intend to include in such offering is such as to adversely affect the success of such offering, then the number of Common Equity Securities that in the opinion of such managing underwriter can be sold without adversely affecting such offering shall be included in the following order:

(i)           first, the Common Equity Securities for the account of the Company;

(ii)          second, to any Person requesting registration of Common Equity Securities pursuant to demand registration rights;

(iii)        third, to any Person exercising registration rights under the Shareholders Rights Agreement of the Company, dated February 28, 2005, as amended from time to time, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder; and

(iv)         fourth, to any Holder exercising registration rights under this Agreement and to any other Person having the right to include Common Equity Securities in such Registration Statement, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

Notwithstanding anything herein to the contrary, in respect of any offering under this Agreement (whether under Section 2 or otherwise) except to the extent otherwise required by applicable law, no Holder or any of its affiliates (other than the Company), officers, directors, managers, members, stockholders or representatives shall be required directly or indirectly to make any representations or warranties to the Company other than representations or warranties regarding such Holder, its ownership of and title to the Registrable Securities and its intended method of distribution. If requested by the Company, each Holder agrees to enter into an underwriting agreement in customary form with the underwriters; provided, that any liability of any such Holder or its affiliates (other than the Company) to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the total price at which the securities sold by such Holder were offered to the public (net of discounts and commissions paid by such Holder in connection with such offering). Each selling Holder of Registrable Securities agrees to notify the Company, and the managing underwriters, if any, promptly of the happening of any event that makes any statement made in any Registration Statement, related Prospectus, offering circular, or in any other document in reliance upon and in material conformity with written information provided to the Company by such Holder in connection with the preparation of any such document.

Section 3.	Demand Registration.

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(a)          At any time after the first anniversary of the date of this Agreement but in no event later than the second anniversary of the date of this Agreement, if (i) any Holder holds Registrable Securities that it desires to sell and (ii) Rule 144 of the Securities Act (or any successor rule or regulation to Rule 144) or another exemption from registration is not available to enable such Holder of Registrable Securities to dispose of the number of Registrable Securities it desires to sell at the time it desires to do so without registration under the Securities Act, then upon the written request of any such Holder, the Company shall file under the Securities Act as promptly as practicable after receiving such request, and use its reasonable best efforts to cause to become effective and remain effective until all Registrable Securities covered by such registration statement have been sold, a registration statement on Form S-3 (or other appropriate form on which the Company is able to file) under the Securities Act registering the offering and sale of the number of Registrable Securities specified by such Holder, including, if requested by such Holder, as a “shelf” registration pursuant to Rule 415 under the Securities Act; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 3. If the board of directors of the Company or the appropriate committee thereof determines in its good faith judgment that a postponement of the requested registration for up to three months would be in the best interests of the Company due to a pending transaction, investigation or other event, the filing of such registration statement or the effectiveness thereof may be deferred for up to three months (but not more than once in any twelve month period). If the Company shall so postpone the filing of a Registration Statement pursuant to this Section 3, the Holders who made the request for such registration shall have the right to withdraw the request for registration by giving written notice to the Company within 20 days of the anticipated termination date of the postponement period, and in the event of such withdrawal, such request shall not be counted as a registration pursuant to this Section 3. Notwithstanding anything in this Agreement to the contrary, (i) the Company shall not be responsible for any underwriter’s fees or expenses, including any fees and disbursements of underwriter’s counsel, arising in connection with or otherwise relating to the distribution of Registrable Securities pursuant to this Section 3 and (ii) neither the Company nor any of its officers, directors, or employees shall be obligated to assist in the marketing (including, without limitation, participation in “road shows”) of Registrable Securities in connection with a distribution of Registrable Securities pursuant to this Section 3.

Following receipt of the foregoing written request by such Holder, the Company shall use its reasonable best efforts to file a Registration Statement as promptly as practicable, but not later than 60 days after such written request, and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

No registration shall be deemed to have occurred pursuant to this Section 3 if the Registration Statement relating thereto (i) does not become effective, (ii) is not maintained effective for the period required pursuant to this Section 3 or (iii) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction or similar order or requirement of the SEC during such period. In the case of each of the immediately foregoing clauses (i), (ii) and (iii), the Holders shall be entitled to an additional registration pursuant to this Section 3.

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The Company shall be required to maintain the effectiveness of the Registration Statement (except in the case of a requested “shelf” registration) with respect to any registration pursuant to this Section 3 for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period any Holders of Registrable Securities refrain from selling any securities included in such registration at the request of (x) an underwriter or (y) the Company pursuant to the provisions of this Agreement. The Company shall be required to maintain the effectiveness of a “shelf” Registration Statement with respect to any Demand Registration at all times after the effective date thereof until all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that any Holder owning Common Equity Securities that have been included on a “shelf” Registration Statement may request that such Common Equity Securities be removed from such Registration Statement, in which event the Company shall promptly either withdraw such Registration Statement if no securities remain registered thereunder or file a post-effective amendment to such Registration Statement removing such Common Equity Securities.

(b)          Priority on Registration. If any of the Registrable Securities registered pursuant to a registration pursuant to this Section 3 are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the holders of such securities in writing that in its or their view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, securities proposed to be included by other holders of securities entitled to include securities in such offering pursuant to incidental or piggyback registration rights), then the number of Registrable Securities that in the opinion of such managing underwriter can be sold without adversely affecting such offering shall be included in the same order as set forth in Section 2(b) in connection with a Piggyback Registration.

In connection with any Registration to which the provisions of this subsection (b) apply, such registration shall not reduce the number of available registrations under this Section 3 in the event that the Registration Statement excludes more than 50% of the aggregate number of Registrable Securities requested to be included by the Holders.

Section 4.           Restrictions on Sale by Holders of Registrable Securities. Each Holder of Registrable Securities agrees, in connection with any underwritten public offering in which the Holders are permitted to participate hereunder, if requested (pursuant to a written notice) by the managing underwriter or underwriters in an underwritten offering of any Common Equity Securities, not to effect or agree to effect any sale or distribution of any Common Equity Securities (except as part of such underwritten offering), including a sale pursuant to Rule 144 during the period commencing on the date of the request and continuing for not more than 180 days after the date of the Prospectus (or Prospectus supplement if the offering is made pursuant to a “shelf” registration) pursuant to which such public offering shall be made or such shorter period as is required by the managing underwriter, provided, however, that the Company and all officers and directors of the Company must be subject to the same restrictions and that if any other holder of securities of the Company is subject to a shorter period or receives more advantageous terms, then the Holders of Registrable Securities shall be subject only to such shorter period and also on such more advantageous terms, and provided further, that, if a Holder

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had attempted to register Registrable Securities in connection with such offering but was unable to do so because the managing underwriter or underwriters gave a Cutback Notice pursuant to Section 2(b), such Holder shall not be restricted from making non-public sales of Registrable Securities so long as such sales otherwise comply with the requirements of applicable law.

Section 5.          Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 and Section 3 hereof, subject to the Company’s right to not register such securities or delay the registration of such securities, the Company shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as is reasonably practicable:

(a)          Prepare and file with the SEC a Registration Statement or Registration Statements on any form which shall be available for the sale of the Registrable Securities by the Holders thereof or the Company in accordance with the intended method or methods of distribution thereof and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that no later than 10 days before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including, without limitation, documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review and comments of such Holders, counsel and managing underwriters.

(b)          Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; provided, however, that any Holder of Registrable Securities that has been included on a “shelf” registration statement may request that such Holder’s Registrable Securities be removed from such registration statement, in which event the Company shall promptly either withdraw such registration statement or file a post-effective amendment to such registration statement removing such Registrable Securities.

(c)          Notify each selling Holder of Registrable Securities, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any notice from the SEC that there will be a review of a Registration Statement and promptly provide such Holders, their counsel and the managing underwriters, if any, with a copy of any SEC comments received by the Company in

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connection therewith, (iii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (v) if at any time the representations and warranties of the Company contained in any agreement (including, without limitation, any underwriting agreement) contemplated by Section 5(o) below cease to be true and correct, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vii) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e)          In connection with a Piggyback Registration pursuant to Section 2, if requested by the managing underwriters, if any, or any Holder of Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request.

(f)           Furnish or make available as promptly as practicable to each selling Holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, at least five conformed copies of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested by such Holder, counsel or underwriter).

(g)          Deliver to each selling Holder of Registrable Securities, its counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 5, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of

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Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

(h)          Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business or as a broker or dealer in securities in any jurisdiction where it is not then so qualified in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, or (iii) subject itself to taxation in any such jurisdiction.

(i)           Cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may reasonably request at least five (5) business days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten (10) business days prior to having to issue the securities.

(j)           Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

(k)          Upon the occurrence of any event contemplated by Section 5(c)(vii) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(l)           Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

(m)         Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(n)          Use its best efforts to cause the Registrable Securities included in the Registration Statement listed on the principal national securities exchange on which the Common Stock is then listed, or if the Common Stock is not then listed on a national securities exchange, authorized for quotation on any automated quotation system on which the Common Stock is then quoted.

(o)          In connection with a Piggyback Registration pursuant to Section 2, enter into such agreements (including, without limitation, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) furnish to the selling Holders of such Registrable Securities opinions of counsel and a negative assurance letter to the Company and updates thereof (which counsel, opinions and letter (in form, scope and substance, in the case of such opinions and such letter) shall be reasonably satisfactory to the selling Holders of such Registrable Securities, the managing underwriters, if any, and counsels to the selling Holders of the Registrable Securities), addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions and negative assurance letters requested in underwritten offerings and such other matters as may be reasonably requested by such Holders, counsel and underwriters, (iii) obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, which form and substance shall be acceptable to the selling Holders of the Registrable Securities and (iv) deliver such documents and certificates as may be reasonably requested by any Holder of Registrable Securities being sold, such Holder’s counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 5(o)(i) above and to evidence compliance with the conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each

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closing under such underwriting or similar agreement, or as and to the extent required thereunder. The Holders of a majority of Registrable Securities being sold may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of the underwriters under the underwriting agreement be conditions precedent to the obligations of the Holders.

(p)          In connection with a Piggyback Registration pursuant to Section 2, make available for inspection by the selling Holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not publicly available at the time of delivery of such information shall be kept confidential by such Persons (other than disclosure by such Persons to such Persons’ respective affiliates who, prior to any such disclosure, shall agree to keep such information confidential subject to the exceptions set forth herein) unless (i) disclosure of such information is required by court or administrative order or other legal process, (ii) disclosure of such information is required by law, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person. In the case of a proposed disclosure pursuant to clause (i) or (ii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure.

(q)          Comply with all applicable rules and regulations of the SEC and make available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the Securities Act, as soon as reasonably practicable, but no later than 90 days after the end of any twelve (12) month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover one of said twelve (12) month periods.

(r)           In connection with a Piggyback Registration pursuant to Section 2, cause officers of the Company, who are requested by the managing underwriter to do so, to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in “road shows”).

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing. If any selling

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Holder refuses to provide the Company with any information required pursuant to the preceding sentence or if any such selling Holder otherwise breaches any of its other obligations set forth herein, the Company may exclude such Holder's Registrable Securities from the Registration Statement.

Each Holder of Registrable Securities agrees if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(iii), Section 5(c)(iv), Section 5(c)(v), Section 5(c)(vi) or Section 5(c)(vii) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder is advised in writing by the Company that the disposition may be resumed and, if applicable, has received copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, together with any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the Company shall extend the time periods under Section 2 and Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the Holder is required to discontinue disposition of such securities.

Section 6.          Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and the SEC, (B) of compliance with securities or Blue Sky laws, including, without limitation, subject to Section 3, any fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 5(h) and (C) of listing and registration with a national securities exchange or national market interdealer quotation system), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 5(o)(iii) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Company, and (vii) rating agency fees shall be borne by the Company whether or not any Registration Statement is filed or becomes effective. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder of Registrable Securities or by any underwriter (except as set

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forth in the foregoing clause 6(i)(B), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company) or (iii) any other expenses of the Holders of Registrable Securities not specifically required to be paid by the Company pursuant to the first paragraph of this Section 6.

Section 7.	Indemnification.

(a)          Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the affiliates, officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each such controlling person (collectively, the “Holder Indemnified Persons”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular or other document (including, without limitation, any related Registration Statement, “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act), “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, notification or the like) incident to any such registration, qualification, or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of the Securities Act or state securities or Blue Sky laws or, in each case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission by such Holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter specifically for use in connection with the preparation of such Registration Statement, Prospectus, offering circular or other document. It is agreed that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed). Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on

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behalf of the Holder Indemnified Persons and shall survive the transfer of Registrable Securities by such Holder Indemnified Persons.

(b)          Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests, including all information required by applicable law, for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, severally and not jointly, the Company, its affiliates, and each of their respective directors, managers, officers, accountants, attorneys, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, partners, members, managers, stockholders, accountants, attorneys, agents or employees of such controlling persons (collectively, the “Company Indemnified Persons”), from and against any and all Losses arising out of or based upon (i) any untrue statement of a material fact contained in any such Registration Statement, Prospectus, offering circular or other document, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such Company Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use in connection with the preparation of such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed); and provided further, however, that, except to the extent that such liability is caused by such Holder’s willful or intentional misconduct, the liability of each selling Holder of Registrable Securities hereunder shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Persons and shall survive the transfer of Registrable Securities by such Holder.

(c)          Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to, unless in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and

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indemnifying parties may exist in respect of such Proceeding, assume, at the indemnifying party’s expense, the defense of such Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses, (ii) the indemnifying party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such Proceeding or fails to employ counsel reasonably satisfactory to such indemnified party (in which case the indemnified party shall have the right to employ counsel and to assume the defense of such Proceeding), (iii) the indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party or (iv) the named parties to any such Proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; provided further, however, that the indemnifying party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

(d)          Contribution. If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an

15

indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except to the extent that such damages are caused by such Holder’s willful or intentional misconduct. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of each selling Holder of Registrable Securities to contribute pursuant to this Section 7(d) is several, and not joint, in proportion to the net proceeds of the offering received by such selling Holder in relation to the total net proceeds of the offering received by all of the selling Holders.

Section 8.          Rule 144. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied in all material respects with such requirements.

Section 9.          Underwritten Registrations. If any registration pursuant to Section 3 hereof is an underwritten offering, the Holders requesting such registration shall have the right to select the investment banker or investment bankers and managers to administer the offering, which selection shall be subject to the prior consent of the Company (which consent shall be not unreasonably withheld, conditioned or delayed). The Company shall have the right to select the investment banker or investment bankers and managers to administer any Piggyback Registration.

Section 10.        Listing. If, from and after the date of this Agreement, the Company causes any Common Stock to become listed or otherwise eligible for full trading privileges on any national securities exchange or authorized for quotation on any automated quotation system, then the Company shall (i) cause all Registrable Securities to be listed or otherwise eligible for full trading privileges on such national securities exchange or authorized for quotation on such automated quotation system and (ii) use its best efforts to continue the listing or trading privilege for such Registrable Securities on such national securities exchange or quotation on such automated quotation system.

Section 11.	Miscellaneous.

(a)          Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of Holders of two-thirds of the Registrable Securities; provided, however, that in no event shall the obligations of any Holder of Registrable Securities be materially increased or the rights of any Holder be adversely affected (without similarly adversely affecting the rights of all Holders),

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except upon the written consent of such Holder; and provided, further, that the Company shall update Annex A hereto to reflect Permitted Transferees who become Holders after the date hereof and may do so without approval of the Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least two-thirds of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

(b)          Notices. All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties):

(i)           if to the Company, to the address of its principal executive offices; and with a copy (which shall not constitute notice) to:

Jerry DeVault

Gardere Wynne Sewell LLP

1000 Louisiana, Suite 3400

Houston, TX 77002-5011

(ii)          if to any Holder, at such Holder’s address as set forth in the records of the Company.

Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by certified mail, be deemed received upon the earlier of actual receipt thereof or five business days after the date of deposit in the United States mail.

(c)          Successors and Assigns; Holder Status. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each Holder, including subsequent Holders of Registrable Securities acquired, directly or indirectly, from a Holder (each, a “Permitted Transferee”); provided, however, that no Holder shall transfer any of the Registrable Securities and no Person shall become a Permitted Transferee unless and until such Person shall have executed and delivered to the Company an Addendum Agreement substantially in the form of Exhibit A hereto promptly following the acquisition of such Registrable Securities, in which event such Permitted Transferee shall be deemed a Holder for purposes of this Agreement and Annex A shall be updated by the Company accordingly. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective Permitted Transferees any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities and to any and all securities of any successor or assign of the Company

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(whether by merger, consolidation, sale of assets or otherwise, including securities issued by a parent company in connection with a triangular merger) which may be issued in respect of a conversion of, in exchange for, or in substitution of Registrable Securities, appropriately adjusted for any dividends or splits of equity interests, reverse splits, combinations, reclassifications and the like occurring after the date hereof.

(d)          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)          Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(f)           Governing Law. The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to the choice of law principles thereof).

(g)          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)          Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(i)           Securities Held by the Company or its Subsidiaries. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(j)           Termination. This Agreement shall terminate on the date when no Registrable Securities remain outstanding; provided, that Section 6 and Section 7 shall survive any termination hereof.

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(k)          Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate a party for breaches by the other party of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

(l)           Consent to Jurisdiction. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Texas and the federal courts of the United States of America located in Texas, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.

Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in the paragraph above by the mailing of a copy thereof in the manner specified by the provisions of subsection (b) of this Section 11.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

CRIMSON EXPLORATION INC.

By:	/s/ Tracy Price
Name:	Tracy Price
Title:	Senior Vice President of Land and
Business Development

INITIAL HOLDER:

EXCO RESOURCES, INC.

By:	/s/ R. L. Hodges
Name:	R. L. Hodges
Title:	Vice President - Land

SIGNATURE PAGE

REGISTRATION RIGHTS AGREEMENT

CRIMSON EXPLORATION INC.

Annex A

HOLDERS

Name and Address of Holders:	Shares of Common Equity Securities Held by Holders:
EXCO Resources, Inc. 12377 Merit Drive Suite 1700, LB 82 Dallas, TX 75251	750,000

Annex A - 1

EXHIBIT A

ADDENDUM AGREEMENT

This Addendum Agreement is made this ___ day of ______________, 20___, by and between ________________________________ (the “New Holder”) and [__________] (the “Company”), pursuant to a Registration Rights Agreement dated as of [___________], 2007 (the “Agreement”), among the Company and the Holders. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

W I T N E S S E T H:

WHEREAS, the Company has agreed to provide registration rights with respect to the Registrable Securities as set forth in the Agreement;

WHEREAS, the New Holder has acquired Registrable Securities directly or indirectly from a Holder; and

WHEREAS, the Company and the Holders have required in the Agreement that all persons desiring registration rights must enter into an Addendum Agreement binding the New Holder to the Agreement to the same extent as if it were an original party thereto;

NOW, THEREFORE, in consideration of the mutual promises of the parties, the New Holder acknowledges that it has received and read the Agreement and that the New Holder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were a Holder originally party to the Agreement. The New Holder represents and warrants to the Company that:

(a)          The New Holder is acquiring the Registrable Securities for its own account, and not with a view toward or for sale, nor with any present intention of making a distribution thereof within the meaning of the Securities Act and applicable state securities laws, without prejudice, however, to the New Holder’s right to sell or otherwise dispose of all or any part of the Purchased Shares under a registration statement under the Securities Act and applicable state securities laws, whether pursuant to the Registration Rights Agreement or otherwise, or under an exemption from such registration available thereunder (including, if available, Rule 144 promulgated under the Securities Act).

(b)          The New Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

(c)          The New Holder understands that the Registrable Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the New Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the New Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the New Holder to acquire the Registrable Securities. The New Holder

Exhibit A - 1

understands that the Registrable Securities are “restricted securities” under the federal securities laws inasmuch as they are being acquired from a Holder in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be transferred without registration under the Securities Act or pursuant to an exemption therefrom.

Terms used herein but not otherwise defined herein shall have the meanings set forth in the Agreement.

New Holder

Address:

Exhibit A - 2

AGREED TO on behalf of the Company pursuant to Section 11(c) of the Agreement.

CRIMSON EXPLORATION INC.

By:
Name:
Title:

Exhibit A - 3